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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported): July 2, 2002 (June 21, 2002)

                        Commission file number: 000-26393

                          INT MEDIA GROUP, INCORPORATED
             (Exact name of Registrant as specified in its charter)


          DELAWARE                                            06-1542480
----------------------------                              -------------------
(State or other jurisdiction                               (I.R.S. Employer
     of incorporation)                                    Identification No.)

 23 OLD KINGS HIGHWAY SOUTH
    DARIEN, CONNECTICUT                                          06820
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    (Address of principal                                     (Zip Code)
      executive offices)

                                 (203) 662-2800
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                          if changed since last report)











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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)        Financial statements of businesses acquired.

           Not applicable

(b)        Pro forma financial information.

           Not applicable

(c)        Exhibits

           The following exhibits are filed with this document.

           Exhibit No.         Description
           -----------         -----------
           99.1                Press release, dated June 21, 2002, of INT Media
                               Group, Incorporated


ITEM 9. REGULATION FD DISCLOSURE

On June 21, 2002, INT Media Group, Inc. issued a press release in the form attached as Exhibit 99.1, which is incorporated herein by reference. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Current Report. This information is not filed but is furnished pursuant to Regulation FD.










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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                          INT Media Group, Incorporated


Date: July 2, 2002              By:  /s/ Christopher S. Cardell
                                    --------------------------------------
                                    Christopher S. Cardell
                                    President and Chief Operating Officer















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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
99.1              Press release, dated June 21, 2002, of INT Media Group,
                  Incorporated